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                                                                EXHIBIT 10.12(a)

                                                                  CONFORMED COPY
                                                               Canadian Facility



                                    AMENDMENT  dated  as of  November  10,  1998
                           (this "AMENDMENT"), among UCAR INC., an Ontario corporation (the "BORROWER"), the financial institutions party hereto (the "LENDERS"), and THE CHASE MANHATTAN BANK OF CANADA, as agent (in such
                           capacity,   the   "ADMINISTRATIVE   AGENT")  for  the
                           Lenders.


                  A. Reference is made to the Local Facility Credit Agreement dated as of March 19, 1997 (the "CREDIT AGREEMENT") among the Borrower, the Lenders party thereto and the Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

                  B. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and the Security Documents. The Lenders are willing to do so, subject to the terms and conditions of this Amendment.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

           SECTION 1.01. AMENDMENTS TO SECTION 1.01. (a) The definition of "INTEREST COMPONENT" in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to "1.03333333333%" contained therein with a reference to "1.03%".

         (b) The definition of "LETTER OF CREDIT" in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to "U.S. Credit Agreement" with a reference to "Existing U.S. Credit Agreement".

         (c) The definition of "LOAN DOCUMENTS" in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to "Letter" contained therein with a reference to "Letters".

         (d) The definition of "SECURITY DOCUMENTS" in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following:
"SECURITY DOCUMENTS" shall mean the agreements set forth on Schedule 1.01 and each of the agreements and other instruments and documents executed and delivered pursuant to the agreements set forth on Schedule 1.01, pursuant to
Section 5.03 hereof or pursuant to Section 5.11 of the U.S. Credit Agreements; PROVIDED that the agreements and other instruments and documents delivered



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                                                                            2


pursuant to Section 5.11 of the U.S. Credit Agreements shall only constitute Security Documents hereunder to the extent that they serve to guarantee or secure the Obligations of the Borrower hereunder or Obligations of the Borrower in respect of Tranche A Letters of Credit under the Existing U.S. Credit Agreement.

         (e) The definition of "U.S. CREDIT AGREEMENT" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

         (f) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

                  "EXISTING U.S. CREDIT AGREEMENT" shall mean the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time), among UCAR International Inc., a Delaware corporation, UCAR Global Enterprises Inc., a Delaware corporation, the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent, which is attached hereto as Exhibit D-1.

                  "TRANCHE C FACILITY CREDIT AGREEMENT" shall mean the Credit Agreement dated as of November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time), among UCAR International Inc., a Delaware corporation, UCAR Global Enterprises Inc., a Delaware corporation, UCAR S.A., a Swiss corporation, the Lenders party thereto, The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company of New York, as syndication agent, which is attached hereto as Exhibit D-2.

                  "U.S. CREDIT AGREEMENTS" shall mean the Existing U.S. Credit Agreement and the Tranche C Facility Credit Agreement.

         SECTION 1.02. MODIFICATION OF CREDIT AGREEMENT. (a) Unless otherwise specified in paragraph (b) below, all references in the Credit Agreement to "U.S. Credit Agreement" are hereby replaced with references to "U.S. Credit Agreements".



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                                                                            3


         (b) The references to U.S. Credit Agreement in Sections 3.02 and 9.17 of the Credit Agreement are hereby replaced with references to "Existing U.S. Credit Agreement".

         SECTION  1.03.  REPLACEMENT  OF  SCHEDULE  1.01  TO  CREDIT  AGREEMENT.
Schedule  1.01 to the Credit  Agreement is hereby  replaced in its entirety with
Schedule 1.01 attached hereto.

         SECTION 1.04. REPLACEMENT OF EXHIBIT D TO CREDIT AGREEMENT. Exhibit D to the Credit Agreement is hereby replaced in its entirety with Exhibits D-1 and D-2 attached hereto.

         SECTION 1.05. REPLACEMENT OF SECOND SENTENCE OF SECTION 5.03. The second sentence in Section 5.03 of the Credit Agreement is hereby replaced in its entirety with the following:

         In addition, from time to time, the Borrower and the Subsidiaries will, at their cost and expense, on or promptly (but in any event within 10 Business Days) following the date of acquisition by the Borrower or any Subsidiary or any new subsidiary (subject to the receipt of required consents from Governmental Authorities and required consents of other third parties), promptly secure the Obligations of the Borrower and, to the extent permitted by law, the other foreign Credit Parties under the U.S. Credit Agreements (the "FOREIGN OBLIGATIONS") by causing the following to occur: (i) promptly upon creating or acquiring any additional subsidiary, the Capital Stock of such subsidiary will be pledged pursuant to a pledge agreement reasonably satisfactory in form and substance to the Administrative Agent and (ii) such subsidiary will become a guarantor of the Obligations pursuant to a subsidiary guarantee agreement and provide security for the Foreign Obligations pursuant to a security agreement, in each case reasonably satisfactory in form and substance to the Administrative Agent.

         SECTION 1.06. AMENDMENT TO SECTION 9.17. Section 9.17 of the Credit Agreement is hereby replaced in its entirety with the following:

         In the event that any obligation of any Loan Party (a) under this Agreement or (b) any other Loan Document in respect of the obligations under this Agreement (a "CLAIM") is paid with the proceeds of a Tranche A L/C Disbursement, the Borrower, the Administrative Agent



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         and the Lenders  hereby agree that Tranche A Lenders under the Existing
         U.S. Credit Agreement holding participations in such Tranche A L/C Disbursement shall be subrogated to the rights of the Administrative Agent and the Lenders hereunder and under each other Loan Document in respect of such Claim to the extent of such proceeds; PROVIDED that such right of subrogation shall not be effective until, and shall be subordinated to, payment in full of all Claims.

         SECTION 1.07. AMENDMENTS TO SECURITY DOCUMENTS. Each Security Document is hereby amended to redefine the "U.S. Credit Agreement" as being the Credit Agreement, dated as of October 19, 1995, as amended and restated as of March 19, 1997, and as further amended and restated as of November 10, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "U.S. Credit Agreement"), among UCAR International Inc., a Delaware corporation ("UCAR"), UCAR Global Enterprises Inc. ("UCAR Global"), the Subsidiary Borrowers (as defined therein) party thereto, the Lenders (as defined therein) party thereto, the Fronting Banks (as defined therein), and certain other parties.

         SECTION 1.08. AMENDMENT TO SECTION 9.20. The reference to "Section 2.10(b)" in Section 9.20 of the Credit Agreement is hereby replaced with a reference to "Section 2.11(b)".

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date of the satisfaction in full of the following conditions precedent (the "AMENDMENT EFFECTIVE DATE"):

                  (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Lenders and the Administrative Agent.

                  (b) The Administrative Agent shall have received favorable written opinion by Blake, Cassels & Graydon, substantially similar to the opinion given by such person on March 19, 1997 in connection with execution of the Credit Agreement, in form and substance satisfactory to the Administrative Agent and its counsel.

                  (c) The (i) amendment and restatement of the Existing U.S. Credit Agreement and(ii) Tranche C



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                                                                            5


         Facility Credit Agreement shall have become effective in accordance with its respective terms.

         SECTION 3. CREDIT AGREEMENT. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

         SECTION 4.  APPLICABLE LAW.  THIS  AMENDMENT  SHALL  BE  CONSTRUED   IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE PROVINCE OF ONTARIO.

         SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. EXPENSES. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent and of Blake, Cassels and Graydon, special Canadian counsel for the Administrative Agent.






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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                          UCAR INC.,

                                             by
                                               /S/ MICHELLE F. RIDER
                                               ---------------------------------
                                               Name:Michelle F. Rider
                                               Title:Attorney-in-Fact

                                             by
                                               /S/ PETER B. MANCINO
                                              ----------------------------------
                                               Name:Peter B. Mancino
                                               Title:Attorney-in-Fact

                                          THE CHASE MANHATTAN BANK OF
                                          CANADA, individually and as
                                          Administrative Agent,

                                             by
                                               /S/ CHRISTINE CHAN
                                               ---------------------------------
                                                Name:Christine Chan
                                                Title:Vice President





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                                                                   SCHEDULE 1.01
                                                           to the Local Facility
                                                     Credit Agreement for Canada







                               SECURITY DOCUMENTS


1. Pledge Agreement by UCAR International Inc., UCAR Global Enterprises Inc. and certain U.S. Subsidiaries, dated October 19, 1995, as amended and restated on November 10, 1998.


2.       Pledge Agreement (35%) by certain U.S. Subsidiaries, dated November 10,
         1998.

3.       Parent  Guarantee  Agreement  made  by UCAR International Inc. and UCAR
         Global  Enterprises Inc., dated  October  19,  1995,  as  amended   and
         restated on November 10, 1998.

4. Subsidiary Guarantee Agreement by each U.S. Subsidiary, dated October 19, 1995, as amended and restated on November 10, 1998.

5. Security Agreement by UCAR International Inc., UCAR Global Enterprises Inc. and the U.S. Subsidiaries, dated April 22, 1998, as amended and restated on November 10, 1998.

6. Intellectual Property Security Agreement by UCAR Global Enterprises Inc. and the U.S. Subsidiaries, dated April 22, 1998, as amended and restated on November 10, 1998.

7. Subsidiary Guarantee by UCAR S.p.A., dated March 19, 1997, as amended on November 10, 1998.

8. Mexican Subsidiaries Guarantee by Servicios Administrativos Carmex S.A. de C.V. and Servicios DYC S.A. de C.V., dated November 10, 1998.

9. Mexican Subsidiaries Guarantee by UCAR Carbon Mexicana S.A. de C.V. and UCAR Mexicana S.A. de C.V., dated November 10, 1998.

10. Pledge by UCAR Holdings Inc., UCAR Mexicana S.A. de C.V. and UCAR Carbon Mexicana S.A. de C.V. of 35% of the shares of UCAR Mexicana S.A. de C.V., 99.94% of the shares of UCAR Carbon Mexicana and 100% of the shares of Servicios Administrativos Carmex S.A. de C.V. and Servicios DYC S.A. de C.V., respectively, dated November 10, 1998.

11.      Mexican Mortgage dated November 10, 1998.

12. Pledge by UCAR Holdings Inc. of 65% of the shares of UCAR S.p.A., dated November 10, 1998.




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13.      Pledge by UCAR Holdings Inc. of 65% of the shares of UCAR Mexicana S.A.
         de C.V., dated November 10, 1998.

14. Pledge by UCAR Holdings II Inc. of 65% of the shares of UCAR Holdings S.A., dated May 7, 1998, as amended on November 10, 1998.

15. Pledge by UCAR Holdings II Inc. of 65% of the shares of UCAR Electrodos, S.L., dated October 19, 1995, as amended on March 19, 1997 and November 10, 1998.

16.      Pledge by UCAR Carbon Company Inc. of 65%   of  the   shares  of   EMSA
         (Property) Ltd. and Carbographite Limited, dated November 10, 1998.

17. Pledge by UCAR Carbon Company Inc. of 65% of the shares of UCAR Limited, dated November 10, 1998.

18.      Canadian Security Agreement made by UCAR Inc. dated May 7, 1998.

19.      Moveable  Hypothec  (Province of Quebec) made by UCAR Inc. dated May 7,
         1998.

20.      Mortgage  made by UCAR Inc.  dated May 7, 1998 for property in Welland,
         Ontario.

21. General Assignment of Accounts Receivable (Province of New Foundland) made by UCAR Inc. on May 8, 1998.